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NUMBER                                                  SHARES

CC

                  Common Stock
                  Par Value $.01 Per Share

                  General Cable Corporation
                                [LOGO]

                  Incorporated under the Laws
                  of the State of Delaware

THIS CERTIFIES THAT                                            CUSIP 369300 10 8
is the owner of                              See Reverse For Certain Definitions


                  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF General Cable Corporation transfer of which is registrable on the share register of the Corporation, upon the surrender of this Certificate properly endorsed. This Certificate is by the Transfer Agent and registered by the Registrar.

                  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                 President and Chief
                                                 Executive Officer

                                                 Executive Vice President
                                                 General Counsel and Secretary

Countersigned and Registered:
         ChaseMellon Shareholder Services, L.L.C.

By:                          Transfer Agent
                             and Registrar

                    Authorized Signature


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                            GENERAL CABLE CORPORATION

                  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE AUTHORIZED CAPITAL STOCK AND OF ALL DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF THE CAPITAL STOCK AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES OF THE CORPORATION.

                  The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

JT TEN  -  as joint tenants             UNIF GIFT MIN ACT-_____Custodian______
           with rights of                                 (Cust)        (Minor)
           survivorship and             under Uniform Gifts to Minors
           not as tenants in            Act ___________________________
           common                                 (State)



TEN COM -  as tenants in
           common

TEN ENT -  as tenants by the
           entireties

                   Additional abbreviations may also be used
                        though not in the above list.

                  For value received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
                                 -----------------------------------------------

--------------------------------------------------------------------------------
Please Print or Typewrite Name and Address of Assignee

--------------------------------------------------------------------------------
                                                  shares of the capital stock
----------------------------------------------
represented by the within certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------------------

-------------------------------------------------------------Attorney to

                                        2


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transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date
     ----------------------------------
                                            --------------------------------
                                            Notice: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            certificate in every particular,
                                            without alteration or enlargement or
                                            any change whatsoever.


                                        3


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